================================================================================
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for use of the Commission only (as permitted by
      Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Materials Pursuant to Exchange Act Rule 14a-11(c) or Rule 14a-12


                               MET-PRO CORPORATION
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                (Name of registrant as specified in its charter)


Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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/ / Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

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     3)   Filing Party:

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     4)   Date Filed:

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

                                [LOGO OMITTED]

               160 Cassell Road, Harleysville, Pennsylvania 19438



                            NOTICE OF ANNUAL MEETING

                                 OF STOCKHOLDERS

                           To Be Held On June 12, 2002



To the Stockholders of
MET-PRO CORPORATION:

     Notice is hereby given that the Annual Meeting of Stockholders of MET-PRO CORPORATION, a Delaware corporation (the "Company"), will be held at the Best Western Inn at Towamencin, Sumneytown Pike, Kulpsville, Pennsylvania, on June 12, 2002, at the hour of 9:30 a.m. for the following purposes:

     1. To elect two Directors to serve until the 2005 Annual Meeting of Stockholders.

     2. To ratify the selection of Margolis & Company P.C. as independent certified public accountants for the Company's fiscal year ending January 31, 2003.

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 25, 2002, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, said meeting.



                                                            Gary J. Morgan,
                                                            Secretary


Harleysville, Pennsylvania
May 13, 2002




     Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by the Board of Directors of the Company, and return it to the Company. The proxy may be revoked at any time before it is voted, and stockholders executing proxies may attend the meeting and vote there in person, should they so desire.

                               MET-PRO CORPORATION
               160 Cassell Road, Harleysville, Pennsylvania 19438


                                 PROXY STATEMENT

     The Board of Directors of Met-Pro Corporation (the "Company" or "Met-Pro") presents this proxy statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on June 12, 2002. All proxies duly executed and received will be voted on all matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted for the named nominees to the Company's Board of Directors and in favor of each of the other proposals set forth in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement. Management does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for a substitute or alternate nominee. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. The proxy may be revoked at any time before being voted by written notice to such effect received by the Company, 160 Cassell Road, Harleysville, Pennsylvania 19438, attention:
President, prior to exercise of the proxy, by delivery of a later proxy or by a vote cast in person at the meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mail.

     The total number of shares of Common Stock of the Company outstanding as of April 25, 2002 was 6,086,608. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. Only stockholders of record as of the close of business on April 25, 2002 will be entitled to vote. All matters to be voted upon at the Annual Meeting, other than the election of Directors, are determined by a majority of the votes cast. Directors are elected by a plurality of the votes cast. Shares represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees as Directors, by proxies that are marked "abstain" on other proposals, and by proxies that are marked to deny discretionary authority on other matters that may be properly brought before the meeting will be counted as present for quorum purposes but will not be counted in determining whether a majority vote was obtained in such matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), those shares will be counted as present for quorum purposes but will not be included in the vote totals and, therefore, will have no effect on the vote.

     A list of stockholders entitled to vote at the meeting will be available at the Company's offices, 160 Cassell Road, Harleysville, Pennsylvania 19438, for a period of ten days prior to the meeting for examination by any stockholder.

     These proxy materials were first mailed to stockholders of the Company on or about May 13, 2002.


                            1. ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. At the meeting, two Directors, Michael J. Morris and Jeffrey H. Nicholas, whose terms of office expire with this meeting, will be nominated for re-election for terms that expire at the 2005 Annual Meeting. Information regarding the Board's two nominees is set forth on page 2. Information regarding the Directors whose terms do not expire with the 2002 Annual Meeting is also set forth on page 2.

     Unless otherwise indicated in valid proxies received pursuant to this solicitation, such proxies will be voted for the election of the persons listed below as nominees for the terms set forth below. Management has no reason to believe that the nominees will not be available or will not serve if elected. These proxies may not be voted for more than two persons. If either Messrs. Morris or Nicholas should become unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other person as may be nominated.

     The following sets forth certain information as to the nominees for election as Directors and for each other person whose term of office as a Director will continue after this Annual Meeting of Stockholders:

                                                                                                                     FIRST YEAR
                                                                                                                     OF SERVICE
                                                                                                                        AS A
NAME                    AGE                              PRINCIPAL OCCUPATION                                         DIRECTOR
                                                 NOMINEES FOR TERMS TO EXPIRE IN 2005

Michael J. Morris       67      Mr.  Morris is the retired  Chief  Executive  Officer and  President of both            1999
                                Transport  International  Pool (TIP) and GE  Modular  Buildings  (GEM).  Mr.
                                Morris is a member of the Board of Managers of  Beneficial  Savings Bank and
                                a Director of Philadelphia Consolidated Holding Corporation.  Mr. Morris has
                                served as the Chairman of the  Compensation and Stock Option Committee since
                                2001, and also serves on the Company's Audit Committee.

Jeffrey H. Nicholas     48      Mr.  Nicholas is a partner and a member of the  Executive  Committee  in the            1998
                                Philadelphia  law firm of Fox,  Rothschild,  O'Brien  &  Frankel,  LLP.  Mr.
                                Nicholas  has  practiced  law  since  1982.   His  practice   areas  include
                                securities  and corporate  finance,  general  corporate and  commercial  law matters.  He has served as the  Company's  Chief  Counsel for more than five years.  Mr.  Nicholas  also  serves  as  a  Director  of  Worldwide  Medical
                                Corporation.


                     The Board of Directors recommends a vote FOR the election of the above nominees as Directors.


                                                 DIRECTORS WHOSE TERMS EXPIRE IN 2004

William L. Kacin        70      Mr. Kacin has been the Chief  Executive Officer, President and a Director of            1993
                                the   Company   since  February 1993,  and  was  elected   Chairman  of  the
                                Board  in June  1999.  Prior to  February 1993, he  was  Vice President  and
                                General Manager of the Company's  Sethco Division for seventeen years.

Nicholas DeBenedictis   55      Mr.  DeBenedictis  is Chairman  of the Board,  Chief  Executive  Officer and            1997
                                President of Philadelphia  Suburban Corporation and Chairman of the Board of
                                Philadelphia  Suburban  Water  Company,  positions that he has held for more than five years.  Mr.  DeBenedictis  is also a Director of Provident  Mutual
                                Life Insurance  Company and P.H.  Glatfelter  Company as well as a member of the Board of Trustees of Drexel University.  Mr.  DeBenedictis has served as the Chairman of the Company's  Audit  Committee  since 2001, and also serves on the Company's Compensation and Stock Option Committee.

                                                 DIRECTORS WHOSE TERMS EXPIRE IN 2003

Alan Lawley             68      Dr.  Lawley is the Grosvenor  Professor of  Metallurgy in the  Department of            1990
                                Materials Engineering at Drexel University,  Philadelphia,  Pennsylvania. He
                                is a member of the  National  Academy  of  Engineering,  a Fellow of ASM and
                                APMI International,  a former President of the Metallurgical  Society (1982)
                                and of AIME (1987), and is  Editor-in-Chief of the International  Journal of
                                Powder  Metallurgy.  He is an expert in physical and mechanical  metallurgy, powder metallurgy,  composite materials,  and materials  engineering design.
                                He has consulted,  lectured and published in these areas.  Dr. Lawley serves on the Company's Audit Committee,  as well as the Company's Compensation and
                                Stock Option Committee.


Gary J. Morgan          47      Mr.  Morgan has been the Vice  President-Finance,  Secretary,  Treasurer and            1998
                                Chief  Financial  Officer  of  the  Company  since  October  1997.  He  is a
                                Certified Public  Accountant.  Immediately prior to October 1997, Mr. Morgan was the  Corporate  Controller  of the Company.  He has been employed by the
                                Company since 1980.


                                                            2

                       BOARD AND BOARD COMMITTEE MEETINGS

     The Board of Directors of the Company held six (6) meetings during the fiscal year ended January 31, 2002.

     The Audit Committee of the Board of Directors is composed of Mr. DeBenedictis, Chairman, Dr. Lawley and Mr. Morris. The Board of Directors of Met-Pro has determined that each of the members of the Audit Committee is independent of management of Met-Pro and is free of any relationship that would interfere with his exercise of independent judgment as a committee member. The Audit Committee met formally twice during fiscal year 2002.

     The focus of the Audit Committee is upon: (i) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (ii) the independence and performance of the Company's independent auditors; and (iii) the Company's compliance with designated legal and regulatory requirements. Further information regarding the functions of the Audit Committee are set forth in the "Report of the Audit Committee" below and "Audit Committee Charter" which is included as Appendix A to this Proxy Statement.

     The Compensation and Stock Option Committee of the Board (composed of Mr. Morris, Chairman, Dr. Lawley and Mr. DeBenedictis) reviews and recommends to the Board appropriate action with respect to all matters pertaining to officers' compensation as well as stock option grants for Directors, officers and other key employees of the Company. See the Committee's report on pages 7 and 8 of this proxy statement. The Compensation and Stock Option Committee met two times in fiscal year 2002.

     Each Director of the Company attended at least 75% of the meetings held by the Board of Directors and by the Committees on which he served.

     The Company does not have a standing nominating committee charged with the search for and recommendation to the Board of potential nominees for Board positions. This function is performed by the Board as a whole. It has been, and continues to be, the Board's policy to entertain stockholder recommendations for prospective Board nominees. Any such recommendations may be submitted to the Board, in writing, addressed to the Chairman.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has also considered whether the independent auditors' other non-audit services to the Company are compatible with the auditors' independence and has concluded that they are.

     Prior to the commencement of the audit, the Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee and the Board of Directors have recommended, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended the selection of the Company's independent auditors.




                                            Nicholas DeBenedictis (Chairman)
                                            Michael J. Morris
                                            Dr. Alan Lawley

April 17, 2002

                            INDEPENDENT AUDITORS FEES

Audit Fees

     The aggregate fees billed by Margolis & Company P.C. for the annual audit of Met-Pro's consolidated financial statements for the fiscal year ended January 31, 2002 and the reviews of the Company's Quarterly Reports on Form 10-Q for the same fiscal year were $91,100.

All Other Fees

     The aggregate fees billed by Margolis & Company P.C. for other services for the fiscal year ended January 31, 2002 were $48,300. The Audit Committee has considered whether the provision of these other services by Margolis & Company P.C. is compatible with maintaining the principle independent auditors independence.



                            COMPENSATION OF DIRECTORS

     The present policies of the Board as to Director compensation are as follows: non-employee Directors receive (i) a retainer of $10,000 per year, paid quarterly; (ii) a meeting fee of $1,250 for each Board meeting (but no fees for special telephone meetings or for stockholders meetings) and $700 for each Committee meeting; and (iii) an annual stock option grant of up to 5,000 shares of Common Stock of the Company on terms that are intended to be substantially similar to the terms of the options granted to the Company's officers. These terms, which the Board has the authority to change from time to time, subject to the terms of the Company's stock option plans, in general, are as follows: an exercise price that is equal to the market price of the Company's Common Stock on the date of grant; a vesting period of two years, with one-third of the shares covered by the option being immediately exercisable; provided, however, in the event of a "change of control", any unvested portion of the option shall become immediately exercisable. The term of the option shall be for up to ten
(10) years, subject to earlier termination under various conditions. Those Directors who are employees of the Company do not receive any compensation for their services as Directors.

     In connection with this, on February 25, 2002, the Board granted options on the foregoing terms to purchase 5,000 shares to Messrs. DeBenedictis, Lawley, Morris and Nicholas at the average of the high and low of the Company's Common Stock as quoted on the New York Stock Exchange on February 25, 2002, or $13.15 per share.

     The Board's current policy as to an annual grant of options for non-employee Directors was intended to replace participation by non-vested Directors in the Directors' Retirement Plan that the Board had established in 1994 (the "Directors' Plan"). Of the Company's current Directors, only Messrs. Kacin and Lawley will receive benefits in the future under the Directors' Plan as a result of the fact that each such person was vested as of December 16, 1999, the date of the Board's action on this plan. The accrual of benefits under the Directors' Plan for Dr. Lawley ceased as of December 16, 1999, in that Dr. Lawley elected to receive options as aforementioned for continued Director service in lieu of participation under the Directors' Plan. The Directors' Plan, which was established in 1994, provides that Directors who have completed six
(6) years of service will be eligible to receive deferred compensation after they cease to serve or reach age 70, whichever last occurs. Payment will be made in annual installments based on $1,000 for each year of service as a Director, up to a maximum of $10,000 and for a period equal to the length of service, up to a maximum of 15 installments. Directors who have served as a Chief Executive Officer for at least six years will be eligible to receive additional annual deferred compensation at the rate of $1,000 for each year of service as an officer and/or Director, up to a maximum of $20,000, for a period equal to the length of such service, up to twenty (20) years. In the event of death before payments have been completed, the remaining annuity payments will be paid to the Director's surviving spouse. If there is no surviving spouse, a lump sum payment will be paid to the Director's estate equal to the total amount payable over the entire period, less the total paid prior to death.

     The Directors' Plan further provides that if a Director's services are terminated at or after a "change in control" of the Company, the Director is entitled to an immediate lump sum payment of the benefits then applicable to such Director, and future payments due under the Plan to former Directors shall be accelerated and shall be immediately due and payable. For purposes of the Plan, a "change in control" shall be deemed to occur if any person or group of persons as defined shall become the beneficial owner of 30% or more of the Company's voting securities, or there shall be a change in the majority composition of a Company's Board of Directors, or the stockholders of the Company shall approve a merger or other similar reorganization in which the persons who were stockholders of the Company prior to such merger do not immediately thereafter own more than 50% of the voting securities of the Company, or in the event of a change of control as defined in any other agreement or plan of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms that they file.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all filing requirements applicable to its officers and Directors were complied with during the fiscal year ended January 31, 2002.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of January 31, 2002 the number and percentage of shares held by all persons who, to the knowledge of the Company's management, are the record and/or beneficial owners of, or who otherwise exercise voting or dispositive control over, 5% or more of the Company's outstanding shares of Common Stock. This table also includes security ownership as of January 31, 2002 by each Director and nominee for Director of the Company, each executive officer of the Company named in the Summary Compensation Table and by all Directors, nominees and executive officers as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                  Company Common Stock
                                                                    Right to Acquire
                                                                 Ownership Under Options         Percent
Name of Beneficial Owner                       Shares Owned    Exercisable Within 60 Days      of Class (a)
------------------------                       ------------    --------------------------      ------------
Dimensional Fund Advisors, Inc.                 366,319 (b)                    -                    5.8%
1299 Ocean Avenue
Santa Monica, CA 90401

Met-Pro Corporation                             320,811                        -                    5.1%
Salaried Employee Stock Ownership Trust
Harleysville, PA 19438

William L. Kacin                                 81,461 (c)               30,408                    1.8%

Nicholas DeBenedictis                             7,200                   19,924                      *

Alan Lawley                                      30,985                   18,999                      *

Gary J. Morgan                                   12,148 (d)               25,549                      *

Michael J. Morris                                 8,000                    8,999                      *

Jeffrey H. Nicholas                               6,923                   19,399                      *

Raymond J. De Hont                                4,443 (e)               11,700                      *

James G. Board                                        0                    3,400                      *

William F. Mersch                                 2,339 (f)                8,400                      *

Paul A. Tetley                                    1,048 (g)                8,400                      *

All Directors, nominees and                     252,564 (h)              193,178                    7.1%
executive officers as a group (17 persons)

-----------------------------

     (a) Any securities not currently outstanding, but subject to options exercisable within 60 days of January 31, 2002, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such persons.

     (b) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 366,319 shares, as described in a Schedule 13G filed with the Securities and Exchange Commission on January 30, 2002. These shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     (c) The number of shares held by Mr. Kacin include 25,498 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (d) The number of shares held by Mr. Morgan include 7,701 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (e) The number of shares held by Mr. De Hont include 1,940 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (f) The number of shares held by Mr. Mersch include 2,339 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (g) The number of shares held by Mr. Tetley include 1,048 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (h) The number of shares held by all seventeen executive officers and Directors as a group include 91,830 shares of Common Stock beneficially held through the Met-Pro Corporation Salaried Employee Stock Ownership Trust and through the Company's 401(k) Plan.

     (*)  Less than one  percent of the  Company's  outstanding  share of Common
          Stock.



                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Compensation Committee") is composed only of non-employee Directors. The Committee makes recommendations to the Board concerning compensation policies for the Company's executive officers and Directors. The Committee makes every effort to ensure that the Company's compensation program is consistent with the values of Met-Pro Corporation and furthers its business strategy.

     During the fiscal year ended January 31, 2000, the Compensation Committee undertook a significant review of the Company's executive compensation policies. As part of this, the Board engaged an independent compensation consulting firm to prepare an analysis of the Company's executive compensation practices relative to those of other comparable companies.

     One of the principal results of the Compensation Committee's review was the articulation of a compensation plan (the "Management Incentive Plan") applicable to the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, and the operating officers of the Company's divisions and subsidiaries (herein collectively "divisions") who generally have the title of Vice President/General Manager.

     This compensation policy is based upon three primary components: salary; eligibility for a bonus; and eligibility for an award of stock options. These components are intended to facilitate fulfillment of the following compensation objectives: (i) aligning the interests of management with those of the Company's stockholders; (ii) retaining competent management; (iii) relating executive compensation to the achievement of the Company's goals and financial performance; and (iv) rewarding management for the attainment of short and long-term accomplishments.

     Consistent with these objectives, in adopting the Management Incentive Plan, the Board, following the Committee recommendations, set salary ranges for each of the various officer positions. In establishing these salary ranges, as well as in determining the other features of the Management Incentive Plan, the Committee drew in part upon the data supplied to it by the independent compensation consulting firm.

     Under the terms of the Management Incentive Plan instituted by the Board, in order to be eligible for a bonus, certain objective threshold results must be met. For Vice Presidents/General Managers of divisions, the threshold is the attainment of a stated operating income for the division managed by the Vice President/General Manager. For the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, the threshold is the attainment of a stated earnings per share result for the Company for the fiscal year. The stated figures are determined during the Company's annual budgeting process and are tied to the operating plan that the Board approves on an annual basis prior to the commencement of the fiscal year. In the event of a failure to attain the threshold figure, the individual is not eligible for a bonus.

     The incentive level of the bonuses are at stated percentages of the year's salary that increase with responsibility. If the threshold performance goal has been attained so as to qualify the executive for a bonus, the actual amount of the bonus is a function of attainment of other stated goals, such as a stated net sales figure, a stated operating income figure, and stated personal objectives, which can be "quantitative", such as being linked to inventory turnover or accounts receivable days outstanding, as well as "qualitative", such as being linked to improved divisional leadership. The Management Incentive Plan further provides that each of the stated goals is assigned a stated percentage set by the Chief Executive Officer within a stated range set by the Board. The percentages for the Chief Executive Officer are set by the Compensation Committee.

     The Committee notes that the Management Incentive Plan provides for an accrual of the bonus amount in the reported results of operations for the fiscal year to which the bonus relates.

     As to the stock option component of the Management Incentive Plan adopted by the Board, the Chief Executive Officer is requested to make recommendations as to the award to the Company's executive officers (other than for himself) of stock options up to a stated maximum amount per year, subject to the maximum grant amounts that the Board has set for each of the officer positions. In addition, the Chief Executive Officer is requested to make recommendations as to salary changes for the Company's executive officers, other than for himself.

     Action by the Compensation Committee with respect to the Management Incentive Plan is taken following the end of the fiscal year. In considering the levels of executive salaries for the fiscal year ending January 31, 2003, the Committee takes note of the Board's policy under the Management Incentive Plan to provide for increases in salary within the ranges previously set by the Board.

     The Committee, after discussing with the Chief Executive Officer his recommendations as to salary increases and stock option awards for the Company's officers other than for himself, has generally accepted the Chief Executive Officer's recommendations for the fiscal year ended January 31, 2003. Although the Committee, in general, was satisfied with the performance of the Company's management during a difficult fiscal year, the Committee and the Chief Executive Officer were in agreement that, in light of the Company's reduced level of performance in fiscal 2002, salary increases if any, in general, would be less than in prior years. The Committee provided incentive for long term performance with an award of stock options similar in number to the prior year. As to the salary and stock option award set by the Compensation Committee for Mr. Kacin, the Compensation Committee notes that it has utilized the same measures used for all executive officers of the Company under the terms of the Management Incentive Plan.


                                               Michael J. Morris (Chairman)
                                               Dr. Alan Lawley
                                               Nicholas DeBenedictis


February 25, 2002



                     COMPENSATION AND STOCK OPTION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Company's Compensation and Stock Option Committee is or ever was an employee or officer of the Company or any of its subsidiaries, nor has had any relationship with the Company the disclosure of which is required under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. None of the Company's executive officers of the Company serve as Directors or members of the compensation committee of any other "entity" (as defined by applicable rules).

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended January 31, 2000, 2001 and 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company where cash compensation exceeded $100,000 (the "Named Executive Officers") in all capacities in which they served.

                                    SUMMARY COMPENSATION TABLE

                                         Annual Compensation                                 Long-Term Compensation
                                 ----------------------------------                          ----------------------
                                                                                                     Awards
                                                                                                     ------
                                    Fiscal                                Other Annual |                  All Other
Name and Principal                Year Ended      Salary     Bonus(a)     Compensation |   Options(b)  Compensation (c)
    Position                      January 31,      ($)         ($)             ($)     |      (#)           ($)
------------------                -----------    --------    --------      ------------|   ---------  -----------------
William L. Kacin                     2002        $345,000          $0             $0   |     17,500         $3,425
  Chairman, Chief                    2001         330,000     142,146              0   |     15,000          1,323
  Executive Officer                  2000         327,813      80,000              0   |     15,000          6,538
  & President                                                                          |
                                                                                       |
Raymond J. De Hont                   2002        $185,000          $0             $0   |      7,500         $3,417
  Chief Operating                    2001         163,375      48,000              0   |      7,500          2,250
  Officer                            2000         124,917      20,000              0   |      4,200          3,061
                                                                                       |
Gary J. Morgan                       2002        $155,000          $0             $0   |      6,500         $3,400
  Vice President-Finance             2001         145,000      50,500              0   |      6,500          2,491
  Secretary/Treasurer &              2000         138,438      35,000              0   |      5,550          3,709
  Chief Financial Officer                                                              |
                                                                                       |
Paul A. Tetley                       2002        $115,000     $22,134             $0   |      4,200         $2,825
  Vice President & General           2001         100,000      26,245              0   |      4,200          1,963
  Manager, Strobic Air               2000          85,000       5,000              0   |          0          1,963
  Corporation                                                                          |
                                                                                       |
James G. Board (d)                   2002        $130,000          $0        $29,508(e)|      4,200             $0
  Vice President & General           2001          21,250           0          2,650(e)|      3,000              0
  Manager, Dean Pump                                                                   |
  and Fybroc Divisions                                                                 |
                                                                                       |
William F. Mersch                    2002        $130,000          $0             $0   |      4,200         $2,590
  Vice President &                   2001         124,000           0              0   |      3,000          2,434
  General Manager                    2000         120,000      15,000              0   |      4,200          2,823
  Stiles-Kem Division                                                                  |
----------------------

(a) The amounts shown under the Bonus column represent cash bonuses awarded for the indicated fiscal years.

(b) The number of options under the Option column represents stock options awarded for the indicated fiscal years.

(c) The total amount shown in this column for fiscal years ended January 31, 2002, 2001, 2000 are contributions to the Company's 401(k) plan as described on page 11. There are no other Long-Term Compensation Programs other than a Pension Plan and Directors' Retirement Plan as discussed on page 4, 11 and 12.

(d) Mr. Board became an employee and officer of the Company effective December 14, 2000 and the amounts reported for the fiscal year ended January 31, 2001 represent payments to him by the Company during such fiscal year.

(e) The amount included in fiscal year ended January 31, 2002 for Mr. Board included $20,000 for a relocation allowance and $9,508 for the reimbursement of health insurance benefits. Fiscal year ended January 31, 2001 included $2,650 for the reimbursement of health insurance benefits.

Stock Option Plans

     The Company's 1997 Stock Option Plan (the "1997 Plan") was adopted by the Company's Board of Directors on February 24,1997 and was approved by the stockholders on June 4, 1997. The Company's 2001 Stock Option Plan (the "2001 Plan") was adopted by the Company's Board of Directors on February 26, 2001, and was approved by the stockholders on June 20, 2001. An aggregate of 250,909 options for the Company's Common Stock are presently available for grant under the 1997 Plan, and an aggregate of 300,000 options for the Company's Common Stock are presently available for grant under the 2001 Plan, plus an indeterminate number of additional shares resulting from anti-dilution adjustments.

     These Plans provide for the grant of options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as well as options which are not intended to satisfy such requirements.

     The following table sets forth stock options granted for the fiscal year ended January 31, 2002 to each of the Company's executive officers named in the Summary Compensation Table and stock options granted to all employees as a group. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten (10) year terms for the executive officers named in the Summary Compensation Table and for all employees as a group (assuming their options had ten year terms) at assumed compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All options exercise prices are based on market price on the date of grant.


                                                        OPTION GRANTS



                                       Number of   Percentage of                             Potential Realizable Value
                                      Securities   Total Options                              of Assumed Annual Rates
                                      Underlying    Granted to     Exercise     Latest      of Stock Price Appreciation
                            Date of    Options      Employees       Price     Expiration        for Option Term (a)
      Name                   Grant     Granted    in Fiscal Year   $/Share       Date           5% ($)         10% ($)
      ----                  -------   ----------  --------------   --------   ----------   -------------------------------

William L. Kacin            2/25/02     17,500         18.72%       $13.15     2/25/12     $144,724        $366,760
Raymond J. De Hont          2/25/02      7,500          8.00%        13.15     2/25/12       62,025         157,183
Gary J. Morgan              2/25/02      6,500          6.95%        13.15     2/25/12       53,755         136,225
Paul A. Tetley              2/25/02      4,200          4.49%        13.15     2/25/12       34,734          88,022
James G. Board              2/25/02      4,200          4.49%        13.15     2/25/12       34,734          88,022
William F. Mersch           2/25/02      4,200          4.49%        13.15     2/25/12       34,734          88,022

All Employees as a Group    2/25/02     93,500        100.00%       $13.15     2/25/12     $629,823      $1,596,092 (b)

                                                                                                 5%             10%
Total potential stock price appreciation from February 25, 2002 to February 25,                  --             ---
  2012 for all stockholders at assumed rates of stock appreciation. (c)                 $50,307,616    $127,489,375

Potential actual realizable value of options granted to all employees, assuming ten year option terms, as a percentage of total potential stock price appreciation from February 25, 2002 to February 25, 2012 for all stockholders
  at assumed rates of stock price appreciation.                                               1.25%           1.25%
-------------

(a) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(b) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders.

(c) Based on the closing price of $13.15 per share on February 25, 2002, and a total of 6,083,172 shares of Common Stock outstanding.

Option Exercises and Holdings

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in the fiscal year ended January 31, 2002 by the Company's executive officers named in the Summary Compensation Table. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on January 31, 2002 and aggregate gains that would have been realized had these options been exercised on January 31, 2002, even though these options were not exercised and the unexercised options could not have been exercised on January 31, 2002.


                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND FISCAL YEAR END OPTION VALUE

                                                                                                     Value of Unexercised
                                 Shares                              Number of Unexercised               In-The-Money
                                Acquired                                   Options at                Options at FY-End (b)
                                   On             Value                    FY-End (#)                        ($)
                                Exercise       Realized (a)        --------------------------      --------------------------
       Name                        (#)              ($)            Exercisable  Unexercisable      Exercisable  Unexercisable
       ----                     --------       ------------        -----------  -------------      -----------  -------------

William L. Kacin                 46,875          $299,438             30,408        17,092            $60,699       $6,551
Raymond J. De Hont                9,000            45,180             11,700         7,500             19,590        3,000
Gary J. Morgan                        -                 -             25,549         6,501             25,916        2,600
Paul A. Tetley                        -                 -              8,400         4,200             17,115        1,680
James G. Board                        -                 -              3,400         3,800              2,270        2,240
William F. Mersch                     -                 -              8,400         4,200             17,115        1,680
-------------------

(a) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(b) Market value of shares covered by in-the-money options on January 31, 2002 less option exercise price. Options are in-the money if the market value of the shares covered thereby is greater than the option exercise price.

Termination of Employment and Change of Control Arrangements

     Mr. Kacin is party to a Key Employee Severance Agreement with the Company which provides that in the event the Company terminates his employment, other than for cause, within eighteen (18) months following a "change of control", or if Mr. Kacin voluntarily terminates such employment within eighteen (18) months subsequent to a "change of control", the Company shall be obligated to pay him a sum of money equal to two (2) years' base compensation. Payment would be made in a lump sum upon cessation of employment or, at Mr. Kacin's option, in equal monthly installments over a two (2) year period. Subsequent to January 31, 2000, the terms of this agreement were amended to conform the definition of "change of control" to that provided for by the Directors' Plan. The base annual salary currently payable to Mr. Kacin is $345,000.

     Messrs. De Hont and Mr. Morgan are each also party to a Key Employee Severance Agreement on terms that are identical to those to which Mr. Kacin is party, except that the amount of compensation is equal to eighteen (18) months of base compensation. Mr. De Hont's base annual salary is currently $185,000, and Mr. Morgan's base annual salary is currently $155,000.

     The Directors' Plan also provides for the payment of certain benefits in the event of a "change of control", as discussed under "Board and Committee Participation/Compensation of Directors" elsewhere herein. In addition, as disclosed in such section of this Proxy Statement, the Company's stock option agreements provide for the immediate vesting of all unvested stock options upon a "change of control".

401(k) Profit Sharing Plan

     Effective April 1, 1999, the Company implemented a 401(k) Profit Sharing Plan (the "401(k) Plan"). All employees of the Company in the United States are eligible to participate in the 401(k) Plan following completion of one year of service and attaining age 21. Pursuant to this 401(k) Plan, employees can contribute up to 25% of their compensation to the 401(k) Plan. The Company will match, in the form of Met-Pro Common Stock, up to 50% of the employee's contribution up to 4% of compensation. During the Company's three fiscal years ended January 31, 2002, the Company made contributions to the 401(k) Plan in the amount of $11,286 for William L. Kacin, $8,728 for Raymond J. De Hont, $9,600 for Gary J. Morgan, $6,751 for Paul A. Tetley, $0 for James G. Board, $7,847 for William F. Mersch and $81,169 for all executive officers as a group (12 persons).

Salaried Employee Stock Ownership Plan

     Pursuant to the Company's Salaried Employee Stock Ownership Plan (the "Ownership Plan"), the Company may make discretionary contributions to the Company's Salaried Employee Stock Ownership Trust (the "Trust") either in cash or in Company Common Stock. The Trust uses the cash contributions and dividends received to purchase shares of the Company's Common Stock. All full-time salaried employees who are at least 21 years of age and who have been employed by the Company on a full-time basis for at least one year are eligible to participate in the Ownership Plan. All shares acquired by the Trust are allocated to the accounts of eligible employees based on their respective salaries. Employees nearing retirement have discretion to diversify a portion of their investment. There were no contributions by the Company to the Employee's Stock Ownership Trust in fiscal years ended in 2002, 2001 and 2000.

Pension Plans

     The Salaried Pension Plan (the "Retirement Plan") is a funded, tax-qualified noncontributory defined benefit pension plan that covers certain employees, including the Named Executive Officers. Benefits under our Retirement Plan are calculated as an annuity of one percent of the participant's final average earnings for the five highest consecutive years of the last ten years multiplied by year of service. Earnings covered by the Retirement Plan include annual salary and cash bonus paid pursuant to the Company's Management Incentive Plan. The amount of annual earnings that may be considered in calculating benefits under the Retirement Plan is limited by law. For 2002, the annual limitation is $200,000.

     Effective February 1, 2000, the Board of Directors adopted a Pension Restoration Plan for Messrs. Kacin and Morgan. Mr. De Hont was added to the Pension Restoration Plan effective February 1, 2001. The Pension Restoration Plan is an unfunded supplemental plan that provides out of our general assets an amount substantially equal to the difference between the amount that would have been payable under the Retirement Plan, in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits, and the amount actually payable under the Retirement Plan.

     The following table shows the estimated annual Retirement Plan and Pension Restoration Plan benefits on a straight life (no death benefit) basis payable for various earnings levels upon retirement at age 65, after 15, 20, 25, 30 and 35 years of credited service to the Company:

                                                                                Years of Service
                                                                                ----------------
      Five Year Average Earnings                    15                20                25              30             35
      --------------------------                    --                --                --              --             --
              $100,000                           $15,000           $20,000           $25,000         $30,000        $35,000
               125,000                            18,750            25,000            31,250          37,500         43,750
               150,000                            22,500            30,000            37,500          45,000         52,500
               170,000                            25,500            34,000            42,500          51,000         59,500
               175,000                            26,250            35,000            43,750          52,500         61,250
               200,000 (a)                        30,000            40,000            50,000          60,000         70,000
               225,000                            33,750            45,000            56,250          67,500         78,750
               250,000                            37,500            50,000            62,500          75,000         87,500
               300,000                            45,000            60,000            75,000          90,000        105,000
               350,000                            52,500            70,000            87,500         105,000        122,500
               400,000                            60,000            80,000           100,000         120,000        140,000
               450,000                            67,500            90,000           112,500         135,000        157,500
               500,000                            75,000           100,000           125,000         150,000        175,000

(a) Internal Revenue Code Section 401(a)(17) limits earnings used to calculate Retirement Plan benefits to $170,000 and $200,000 for 2000 and 2001, respectively.

     As of January 31, 2002, Messrs. Kacin, De Hont and Morgan had accrued 25, 6 and 21 years service under the Retirement Plan and the related Pension Restoration Plan. Messrs. Tetley, Board and Mersch had accrued 5, 1 and 6 years of service under the Retirement Plan for this same period.

     A Supplemental Executive Retirement Plan or SERP has been established for Mr. Kacin. This Plan, which is a non qualified and unfunded plan, was approved by the Board of Directors in 2000 and is intended to provide Mr. Kacin with a total retirement benefit, in combination with the Retirement Plan, Pension Restoration Plan and Directors Retirement Pension Plan, that is commensurate with the retirement benefits for the Chief Executive Officers of other comparable companies. Under the terms of the SERP, Mr. Kacin will be eligible to receive benefits under the SERP at normal retirement equal to the difference between (i) the monthly benefit that would be payable under the Retirement Plan, except that the amount shall be determined without regard to the ERISA limitations and the one percent benefit in the Retirement Plan will be replaced with a two percent benefit and (ii) the benefits payable to Mr. Kacin under the Retirement Plan, Pension Restoration Plan, Directors Pension Plan and Social Security retirement benefit.


Certain Business Relationships

     The Company utilized the services of the law firm of Fox, Rothschild, O'Brien and Frankel, LLP, during the fiscal year ended January 31, 2002. Jeffrey
H. Nicholas, a Director of the Company, is a partner in that law firm.

                             STOCK PERFORMANCE GRAPH

     The total return on investment assumes $100 invested at the beginning of the period in (i) the Common Stock of the Company, (ii) the Russell 2000 Index and (iii) the Peer Group. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future price performance.



                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     Met-Pro Corporation, Russell 2000 Index
                                       and
                                Peer Group Index


$160     o Met-Pro Corporation
         - Peer Group
         * Russell 2000                                                  -

$140
                                                               *
                                                      *                  *

$120                                                           -

                                    o*       *                           o
                                    -
$100                       o-*                        -

                                                               o
                                             o
 $80                                         -
                                                      o


 $60 ---------------------------------------------------------------------------
                          1997     1998     1999     2000     2001      2002

--------------------------------------------------------------------------------
Met-Pro Corporation      $100.00  $115.13   $87.61   $79.17   $95.92   $112.72
Peer Group Index          100.00   113.22    81.79   103.51   120.99    149.91
Russell 2000 Index        100.00   116.41   115.64   134.32   137.60    130.76
--------------------------------------------------------------------------------


(a) The Peer Group is made up of the following securities: BHA Group Holding Inc.; Crown Andersen Inc.; Cuno Inc.; Flanders Corporation; Flowserve Corporation; Gorman-Rupp Company; Idex Corporation; Ionics Inc.; Met-Pro Corporation; Osmonics Inc.; Peerless Manufacturing; Robbins & Myers Inc.; Roper Industries Inc.; and Waterlink Inc. Flanders Corporation, Cuno Inc. and Waterlink Inc. started public trading in February 1996, September 1996 and June 1997, respectively.

2. RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of Margolis & Company P.C. as independent certified public accountants to the Company to serve until the next Annual Meeting of Stockholders, unless such engagement shall be earlier terminated. That firm, which has acted as independent auditors of the Company's accounts since 1971, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

     A representative of Margolis & Company P.C. is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     The Board of Directors recommends a vote FOR the ratification of the selection of Margolis & Company P.C. as independent certified public accountants for the fiscal year ending January 31, 2003.



                                3. OTHER BUSINESS

     The Board of Directors is not aware of any other matters to come before this meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.


                              STOCKHOLDER PROPOSALS

     Any stockholder wishing to submit a proposal for inclusion in the written proxy statement for the 2003 Annual Meeting of Stockholders must submit the proposal to Secretary, Met-Pro Corporation, 160 Cassell Road, P.O. Box 144, Harleysville, PA 19438 prior to January 15, 2003 in order to be considered for inclusion in the proxy statement. The submission of such proposals by stockholders and the consideration of such proposals by the Company for inclusion in next year's proxy statement and form of proxy are subject to applicable rules and regulations of the Securities and Exchange Commission.

     Stockholders who wish to present Director nominations or any other business at the 2003 Annual Meeting of Stockholders, which the Company expects to hold on June 19, 2003, are required by the Company's By-laws to notify the Secretary in writing, prior to March 21, 2003. The notice from the stockholder must provide certain information that is described in Section 13 of the Company's By-Laws. A copy of these By-Law requirements will be provided upon written request to the Secretary at the address given in the preceding paragraph, and the notice to the Secretary containing the required information should be sent to this address as well.

     The Company retains discretion to vote proxies it receives with respect to proposals received after March 21, 2003. The Company retains discretion to vote proxies it receives with respect to proposals received prior to March 21, 2003 provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and (ii) the proponent does not issue his or her own proxy statement.



                                                             Gary J. Morgan,
                                                             Secretary


Harleysville, Pennsylvania
May 13, 2002



THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO GARY J. MORGAN, SECRETARY, MET-PRO CORPORATION, 160 CASSELL ROAD, P.O. BOX 144, HARLEYSVILLE, PENNSYLVANIA 19438.

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                                       15

                                                                      Appendix A

                               MET-PRO CORPORATION
                             AUDIT COMMITTEE CHARTER

Status

     The Audit Committee is a committee of the Board of Directors.

Membership

     The Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be independent. Each Member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Committee shall in the judgment of the Board of Directors have accounting or financial management expertise.

Responsibilities

     1. Review with members of the public accounting firm selected as outside auditors for the Company, the scope of the prospective audit, the estimated fees therefore and such other matters pertaining to such audit as the Committee may deem appropriate and receive copies of the annual comments from the outside auditors on accounting procedures and systems of control; and review with them any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries.

     2. Review, at least annually, the then current and future programs of the Company's employees performing the internal audit procedures, including the procedure for assuring implementation of accepted recommendations made by these employees; receive summaries of all reports issued by the employees performing the internal audit function; and review the significant matters contained in such reports.

     3. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

     4. Recommend annually the public accounting firm to be outside auditors for the Company, for the approval by the Board of Directors and set their compensation.

     5. Review with management and the public accounting firm selected as outside auditors for the Company the annual and quarterly financial statements (to the extent communications are required by the auditor's professional standards) of the Company and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10K and 10Q with the Securities and Exchange Commission. Such review should include the items required by SAS 61 as in effect at that time in the case of the annual statements and SAS 71 as in effect at that time in the case of the quarterly statements.

     6. Receive from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the outside auditors.

     7. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

Meetings

     The Committee shall meet formally two times each year and at such other times as it deems necessary to fulfill its responsibilities.


Report

     The Committee shall prepare a report each year concerning its compliance with this charter for inclusion in the Company's proxy statement relating to the election of directors.

                         Please date, sign and mail your
                      proxy card back as soon as possible

                         Annual Meeting of Stockholders
                               MET-PRO CORPORATION

                                  June 12, 2002



                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

---  Please mark your
 X   votes as in this
---  this example.
                           WITHHOLD
                           AUTHORITY
                   FOR    to vote for
1.  ELECTION       [ ]        [ ]          NOMINEES: Two Directors for a term expiring in 2005:
    OF                                               Michael J. Morris
    DIRECTORS.                                       Jeffrey H. Nicholas


(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows)

---------------------------------------------------------
                                                                                  For   Against  Abstain
2. Proposal to Ratify the appointment of Margolis & Company P.C. as independent   [  ]    [  ]    [  ]
   certified public accountants.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed, will be voted in the manner directed here by the undersigned stockholder. If no direction is made, this Proxy will be voted
FOR Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature _____________________________     Signature if held jointly _________________________________    Dated: ____________, 2002

Note: Please sign  exactly as name appears.  When shares  are held by joint  tenants, both  should sign.  When signing as  attorney, executor, administrator,  trustee or guardian,  please give your full title.  If a corporation, please sign in  full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                           PROXY

                             MET-PRO CORPORATION

                                160 Cassell Road
                        Harleysville, Pennsylvania 19438

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints William L. Kacin and Alan Lawley as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Met-Pro Corporation held of record by the undersigned on April 25, 2002 at the Annual Meeting of the Stockholders to be held on June 12, 2002 or any adjournment thereof.

                          (Continued on reverse side)